UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2011

PDI, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE	0-24249	22-2919486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Morris Corporate Center 1, Building A
300 Interpace Parkway,
Parsippany, NJ 07054
(Address of principal executive offices and zip Code)

(862) 207-7800
Registrant's telephone number, including area code:

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

PDI, Inc. (the “Company”), Robert O. Likoff, as the Seller Representative (the “Seller Representative”), Group DCA, LLC (“Group DCA”), JD & RL, Inc. (“Seller”), Robert O. Likoff, individually, and Jack Davis, individually, are parties to that certain Membership Interest Purchase Agreement, dated November 3, 2010 (the “Purchase Agreement”). Pursuant to the terms of the Purchase Agreement, the Company agreed to make certain earnout and integration payments to the Seller upon the satisfaction of certain conditions set forth in the Purchase Agreement (the “Conditional Payments”).

On November 16, 2011, the Company and the Seller Representative entered into an Amendment to Membership Interest Purchase Agreement (the “Amendment”).  Pursuant to the terms of the Amendment, the Company agreed, among other things, to make certain payments to the Seller in lieu of the Conditional Payments (the “Buyout Payments”).  The Buyout Payments consist of an aggregate of $3,400,000, of which $1,500,000 is payable on or before April 2, 1012 and $1,900,000 is payable on or before December 2, 2012.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is filed as exhibit 10.1 to this Form 8-K.

Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On November 18, 2011, the Company announced the resignations of Robert O. Likoff and Jack Davis effective as of December 31, 2011.  Mr. Likoff and Mr. Davis are currently co- CEO’s of Group DCA.

In connection with the retirement of Mr. Likoff and Mr. Davis, the Company entered into a Retirement Agreement and General Release with each of Mr. Likoff and Mr. Davis on November 16, 2011.  Pursuant to the terms of these agreements, the Company will make a payment of $300,000 to each of Mr. Likoff and Mr. Davis on October 15, 2013.

The foregoing description of these agreements is qualified in its entirety by reference to the full text of these agreements, which are filed as exhibits 10.2 and 10.3 to this Form 8-K.

A copy of the press release announcing the resignation of Mr. Likoff and Mr. Davis is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.                      Description

10.1                      Amendment to Membership Interest Purchase Agreement dated November 16, 2011 by and between PDI, Inc. and Robert O. Likoff, as Seller Representative

10.2                      Retirement Agreement and General Release dated November 16, 2011 by and between Group DCA, LLC and Jack Davis

10.3                      Retirement Agreement and General Release dated November 16, 2011 by and between Group DCA, LLC and Robert O. Likoff

99.1                      Press Release dated November 18, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDI, INC.

By: /s/ Jeffrey Smith
Jeffrey Smith
Chief Financial Officer

 Date: November 21, 2011

EXHIBIT INDEX

Exhibit No.                      Description

10.1                      Amendment to Membership Interest Purchase Agreement dated November 16, 2011 by and between PDI, Inc. and Robert O. Likoff, as Seller Representative

10.2                      Retirement Agreement and General Release dated November 16, 2011 by and between Group DCA, LLC and Jack Davis

10.3                      Retirement Agreement and General Release dated November 16, 2011 by and between Group DCA, LLC and Robert O. Likoff

99.1                      Press Release dated November 18, 2011